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                                                                  EXHIBIT 10.32


         THIS AGREEMENT ("Agreement"), made as of the 1st day of May, 2003, by and among EQUIP-LEASE CO. ("Equip-Lease") whose address is PO Box 6585, Wheeling, West Virginia 26003, and VALLEY NATIONAL GASES, INC., a West Virginia corporation ("Valley") whose address is 67-43rd Street, Wheeling, West Virginia 26003.

         WHEREAS, Equip-Lease is providing uses of a 1982 King Air F90 airplane to Valley pursuant to a lease ("Lease") dated November 5, 1997; and

         WHEREAS, Valley has decided that it no longer wishes to use the airplane and asked Equip-Lease to attempt to sell such airplane; and

         WHEREAS, Equip-Lease has sold such airplane; and

         WHEREAS, Equip-Lease and Valley desire to terminate the remaining term of Lease;

         WITNESSETH: That for and in consideration of the payments and agreements hereinafter contained and otherwise in the Agreement, Equip-Lease and Valley agree as follows:

         1. Incorporation of Recitation ("WHEREAS") Clauses. The recitations and defined terms set forth hereinabove are incorporated herein by reference and made part of this Agreement.

         2. Consideration to Equip-Lease.

                  (a) Cash Payments. As consideration for the termination of the Lease, Valley will pay $267,029.35 plus the commission on the sale of the airplane.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

         --------------------------
                                            By  /s/ Gary E. West
                                                ------------------------------
         Equip-Lease Co.                    Executed this 1st day of May 2003
         --------------------------

                                            Valley National Gases, Inc., a West
                                            Virginia Corporation

         --------------------------         By  /s/ Robert D. Scherich
                                                ------------------------------
                                            Its   CFO
                                                ------------------------------
                                            Executed this 1st day of May 2003

         --------------------------


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